UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-8672	41-1276891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lillehei Plaza, St. Paul, MN	55117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (651) 483-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In conjunction with an investor conference this week, St. Jude Medical, Inc. (the “Company”) will provide an update to its earnings outlook for the fourth quarter of 2008 and fiscal year 2009 to reflect the recent strengthening of the U.S. dollar since the Company’s third quarter earnings conference call. The updated outlook assumes that the current exchange rate environment for all of the currencies affecting the operations of St. Jude Medical remains consistent through 2009. Specifically, for the two main currencies affecting the operations of the Company, the Euro and the Yen, the Company assumes that each Euro will translate into $1.25 to $1.30 and that each 95-100 Yen will translate into one U.S. dollar.

For the fourth quarter of 2008, consolidated earnings per share is now expected to be in the range of $0.56 to $0.60, reflecting lower revenues due to the effect of foreign currency translation. The Company now expects total revenue for the fourth quarter of 2008 to be in the range of $1.058 billion to $1.123 billion and CRM product sales for the fourth quarter to be in the range of $660 million to $695 million.

For 2009, the Company expects consolidated earnings per share to be in the range of $2.47 to $2.52, including the effect of foreign exchange. The Company will provide additional information and detail regarding its guidance for 2009 revenue and consolidated earnings per share when it reports 2008 fourth quarter and full-year results in late January 2009.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such forward-looking statements include the expectations, plans and prospects for the Company, including projected revenues, CRM product sales and earnings per share. The statements made by the Company are based upon management’s current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include market conditions and other factors beyond the Company’s control and the risk factors and other cautionary statements described in the Company’s filings with the Securities and Exchange Commission, including those described in the Risk Factors and Cautionary Statements sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2008. The Company does not intend to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Date: December 1, 2008	By:	/s/ Pamela S. Krop
Pamela S. Krop Vice President, General Counsel and Secretary